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                 GT GLOBAL EMERGING MARKETS FUND: ADVISOR CLASS
               GT GLOBAL LATIN AMERICA GROWTH FUND: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                   SUPPLANTING SUPPLEMENT DATED JUNE 16, 1997

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THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER
"MANAGEMENT" WITH RESPECT TO GT GLOBAL EMERGING MARKETS FUND ("EMERGING MARKETS FUND") AND GT GLOBAL LATIN AMERICA GROWTH FUND ("LATIN AMERICA FUND"):

Allan Conway and Christine Rowley are the Portfolio Managers for the Emerging Markets Fund. Mr. Conway joined Chancellor LGT Asset Management, Inc. (the "Manager") and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of the Manager, in January 1997 as Head of the Global Emerging Markets Equity team. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was Director of International Equities at Hermes Investment Management ("Hermes"), and from 1982 to 1992 was a Portfolio Manager, and eventually Head of Overseas Equities, at Provident Mutual. Ms. Rowley has been a Portfolio Manager for the Manager and LGT Asset Management Ltd. (Hong Kong), an affiliate of the Manager, since 1992. In this position, Ms. Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms. Rowley was an Analyst with the Bank of England from 1989 to 1990.

Allan Conway, Hugh Hunter, Darren Read, Christine Rowley and Mark Thorogood -- all members of the Manager's Global Emerging Markets Equity team -- are Portfolio Managers for the Latin America Fund. Mr. Hunter has been a Portfolio Manager for the Manager and LGT Asset Management since June 1997. From 1987 to 1997, he was Head of Quantitative Emerging Strategy at ING-Barings (Hong Kong) ("Barings"). Mr. Read has been a Portfolio Manager for the Manager since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes responsible for stock selection in a number of emerging markets and strategic asset allocation input. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995. Mr. Thorogood joined the Manager and LGT Asset Management in May 1997 as a Portfolio Manager. Prior thereto, he worked for Barings from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

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LEMSX708                                                          August 6, 1997